SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549
                            ____________________

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             September 20, 1999
                     (Date of earliest event reported)


                        PEERLESS SYSTEMS CORPORATION
           (Exact name of Registrant as specified in its charter)


         Delaware              000-21287                 95-3732595
         (State of        (Commission File No.)        (IRS Employer
     incorporation or                                Identification No.)
      organization)


                           2381 Rosecrans Avenue
                               El Segundo, CA
                  (Address of principal executive offices)


                                    90245
                                 (zip code)


                               (310) 536-0908
            (Registrant's telephone number, including area code)



 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On September 20, 1999, the registrant dismissed PricewaterhouseCoopers LLP ("PwC"), the independent accounting firm which the registrant previously engaged as the principal accounting firm to audit the registrant's financial statements. PwC's report on the registrant's consolidated financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. On September 16, 1999, the Audit Committee of the registrant's Board of Directors approved the decision to dismiss PwC. During the registrant's two most recent fiscal years and the period from the end of its most recent fiscal year through the date of dismissal, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      On September 21, 1999, the registrant engaged Ernst & Young LLP as the principal accountant to audit the registrant's consolidated financial statements. The Audit Committee of the registrant's Board of Directors approved this engagement on September 16, 1999. During the registrant's two most recent fiscal years and the period from the end of its most recent fiscal year to September 20, 1999, the registrant did not consult Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either complete or proposed or (ii) the type of audit opinion that might be rendered on the registrant's consolidated financial statements.

           The registrant has provided PwC with a copy of the above disclosures. PwC has furnished the registrant with a letter addressed to the Commission stating that PwC agrees with the above disclosures. A copy of this letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

      (c)  Exhibits.

           16.1 Letter from PricewaterhouseCoopers LLP



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   PEERLESS SYSTEMS CORPORATION


                                   By:  /s/ Carolyn Maduza
                                      --------------------------------
                                      Name:   Carolyn Maduza
                                      Title:  Chief Financial Officer


 Date:  September 24, 1999



                               EXHIBIT INDEX

 Exhibit       Description
 -------       -----------
  16.1         Letter from PricewaterhouseCoopers LLP